Exhibit 99.1

GCO Education Loan Funding Trust - I
Statements to Noteholders
For the period ending January 31, 2006

Pursuant to Article 12.04 of the Indenture of Trust, the following is provided to the trustee by the issuer. The information shown in this Statement has not been independently verified, however, it is believed that the information is accurate to the best of the issuer’s knowledge. In some circumstances, certain expenses have been accrued.

12.04 (a)        the amount of payments with respect to each series of Notes paid with respect to principal during the preceding month;

Class	Principal Reduction
A-1AR Notes	$—
A-2AR Notes	9,300,000
A-3AR Notes	—
B-1AR Notes	—
A-1L Notes	—
A-4AR Notes	—
A-5AR Notes	—
B-2AR Notes	—
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	—
B-3AR Notes	—
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	—
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$9,300,000

12.04 (b)        the amount of payments with respect to each series of Notes paid with respect to interest during the preceding month;

Class	Interest Paid
A-1AR Notes	$110,294
A-2AR Notes	214,713
A-3AR Notes	168,389
B-1AR Notes	46,822
A-1L Notes	—
A-4AR Notes	107,520
A-5AR Notes	202,067
B-2AR Notes	27,689
A-2L Notes	—
A-3L Notes	—
A-6AR Notes	339,014
B-3AR Notes	87,500
A-4L Notes	—
A-5L Notes	—
A-6L Notes	—
B-4AR Notes	113,170
A-7L Notes	—
A-8L Notes	—
A-9L Notes	—
A-10L Notes	—
A-11L Notes	—
$1,417,178

12.04 (c)        the amount of the payments allocable to any interest that was carried over together with the amount of any remaining outstanding interest that was carried over;

Interest Carryover	$—

12.04 (d)        the principal balance of Financed Student Loans as of the close of business on the last day of the preceding month;

Principal Balance of Financed Student Loans	$2,127,949,491

12.04 (e)        the aggregate outstanding principal amount of the Notes of each series as of the close of business on the last day of the preceding month, after giving effect to payments allocated to principal reported under paragraph (a) above;

Class	Balance
A-1AR Notes	$32,450,000
A-2AR Notes	55,200,000
A-3AR Notes	50,000,000
B-1AR Notes	14,000,000
A-1L Notes	73,237,000
A-4AR Notes	32,000,000
A-5AR Notes	60,000,000
B-2AR Notes	8,000,000
A-2L Notes	133,100,000
A-3L Notes	235,000,000
A-6AR Notes	100,000,000
B-3AR Notes	25,000,000
A-4L Notes	182,000,000
A-5L Notes	171,000,000
A-6L Notes	245,000,000
B-4AR Notes	32,000,000
A-7L Notes	90,000,000
A-8L Notes	372,000,000
A-9L Notes	143,000,000
A-10L Notes	234,000,000
A-11L Notes	303,600,000
$2,590,587,000

12.04 (f)         the interest rate for any series of variable rate Notes, indicating how such interest rate is calculated;

Class	Rate
A-1AR Notes	4.420%
A-2AR Notes	4.380%
A-3AR Notes	4.270%
B-1AR Notes	4.490%
A-1L Notes	4.494%
A-4AR Notes	4.359%
A-5AR Notes	4.349%
B-2AR Notes	4.400%
A-2L Notes	4.424%
A-3L Notes	4.474%
A-6AR Notes	4.370%
B-3AR Notes	4.487%
A-4L Notes	4.424%
A-5L Notes	4.558%
A-6L Notes	4.618%
B-4AR Notes	4.540%
A-7L Notes	4.684%
A-8L Notes	4.784%
A-9L Notes	4.814%
A-10L Notes	4.844%
A-11L Notes	4.884%

12.04 (g)        the amount of the servicing fees allocated to the Servicer as of the close of business on the last day of the preceding month;

Servicing fees	Fees paid
Master servicing fees	2,500
Sub-servicing fees	180,041

12.04 (h)        the amount of the Administration Fee, any auction agent fees, market agent fees, calculation agent fees, broker-dealer fees, if any, fees paid to the Delaware Trustee, the Indenture Trustee and the Eligible Lender Trustee, all allocated as of the close of business on the last day of the preceding month;

Program Expenses	Fees Paid
Administration fee	2,500
Auction agent fees	—
Market agent fees (not applicable)	—
Calculation agent fees (not applicable)	—
Broker-dealer fees	77,953
Fees paid to Delaware Trustee	—
Fees paid to Indenture Trustee/Eligible Lender Trustee	—

12.04 (i)         the amount of the Recoveries of Principal and interest received during the preceding month relating to Financed Student Loans;

Recoveries	$15,310,171	3,150,460	18,460,631

Of the total amount recovered above, $5,163,512.76 was in-transit as of 01-31-06, and was received in early February.

12.04 (j)         the amount of the payment attributable to amounts in the Reserve Fund, the amount of any other withdrawals from the Reserve Fund and the balance of the Reserve Fund as of the close of business on the last day of the preceding month;

	Balance	Withdrawals
Reserve Fund	$19,429,403	—

Acquisition Fund:

12.04 (k)       the portion, if any, of the payments attributable to amounts on deposit in the Acquisition Fund;

$257,147
Total	$257,147

12.04 (l)         the aggregate amount, if any, paid by the Indenture Trustee to acquire Student Loans from amounts on deposit in the Acquisition Fund during the preceding month;

$941,972,883

12.04 (m)       the amount remaining in the Acquisition Fund that has not been used to acquire Student Loans and is being transferred to the Revenue Fund;

$—

12.04 (n)        the aggregate amount, if any, paid for Financed Student Loans purchased from the Trust during the preceding month;

Loans Sold From the Trust	$—

12.04 (o)        the number and principal amount of Financed Student Loans, as of the close of business on the last day of the preceding month, that are (i) 0 to 30 days delinquent, (ii) 31 to 60 days delinquent, (iii) 61 to 90 days delinquent, (iv) 91 to 120 days delinquent, (v) greater than 120 days delinquent and (vi) for which claims have been filed with the appropriate Guarantee Agency and which are awaiting payment;

Delinquencies	Number	Principal
0 - 30 days *	1,173	$37,741,512
31 - 60 days	1,680	55,067,781
61 - 90 days	689	21,742,773
91 - 120 days	303	10,167,315
Over 120 days	453	15,605,715
Claims filed	32	1,320,353
	4,330	$141,645,450

* Two (2) subservicers do not provide information on delinquent loans that may fall in the 0 - 30 day catergory.

12.04 (p)      the Value of the Trust Estate and the Outstanding principal amount of the Notes as of the close of business on the last day of the preceding month; and

Value of the Trust Estate	Balance	Accrued Interest	Total
Revenue Fund (Including Capitalized Interest Account)	$29,631,271	$105,222	$29,736,494
Reserve Fund	19,429,403	53,320	19,482,722
Acquisition Fund	431,750,067	1,026,230	432,776,298
Redemption Fund	18,849,253	4,922	18,854,175
Student Loan Receivable	2,127,949,491	14,762,141	2,142,711,632
Total	$2,627,609,485	$15,951,835	$2,643,561,320

Class	Balance	Accrued Interest	Total
A-1AR Notes	$32,450,000	$27,889	$32,477,889
A-2AR Notes	55,200,000	188,048	55,388,048
A-3AR Notes	50,000,000	154,194	50,154,194
B-1AR Notes	14,000,000	48,891	14,048,891
A-1L Notes	73,237,000	612,508	73,849,508
A-4AR Notes	32,000,000	69,744	32,069,744
A-5AR Notes	60,000,000	159,463	60,159,463
B-2AR Notes	8,000,000	17,600	8,017,600
A-2L Notes	133,100,000	1,095,824	134,195,824
A-3L Notes	235,000,000	1,956,644	236,956,644
A-6AR Notes	100,000,000	72,833	100,072,833
B-3AR Notes	25,000,000	40,508	25,040,508
A-4L Notes	182,000,000	1,498,422	183,498,422
A-5L Notes	171,000,000	1,450,424	172,450,424
A-6L Notes	245,000,000	2,105,452	247,105,452
B-4AR Notes	32,000,000	28,249	32,028,249
A-7L Notes	90,000,000	152,242	90,152,242
A-8L Notes	372,000,000	642,699	372,642,699
A-9L Notes	143,000,000	248,608	143,248,608
A-10L Notes	234,000,000	409,348	234,409,348
A-11L Notes	303,600,000	535,489	304,135,489
	$2,590,587,000	$11,515,081	$2,602,102,081

12.04 (q)      the number and percentage by dollar amount of (i) rejected federal reimbursement claims for Financed Student Loans, (ii) Financed Student Loans in forbearance, and (iii) Financed Student Loans in deferment.

	Number	Principal	%
Rejected federal reimbursement claims	—	$—	0.00%
Financed Student Loans in forbearance	5,030	231,766,082	10.89%
Financed Student Loans in deferment	9,254	403,062,712	18.94%